EXHIBIT 10.12.3


                            THIRD AMENDMENT TO LEASE

This Third Amendment to Lease, dated as of 12-22, 1997 (Third Amendment), between Ryan Recovery, LLC, a Minnesota limited liability company (Landlord) and Recovery Engineering, Inc., a Minnesota Corporation (Tenant).

WITNESSETH, that:

     WHEREAS, Landlord (or its predecessor in interest, Ryan Companies US, Inc.) and Tenant have entered into a Lease Agreement dated November 8, 1996; First Amendment to Lease dated December 20, 1996; and Second Amendment to Lease dated May 1, 1997 (Lease), whereby Landlord has leased to Tenant certain premises located in the City of Brooklyn Park, County of Hennepin, State of Minnesota, consisting of the Property, as such Property is defined in the Lease; and

     WHEREAS, Tenant desires to exercise its option to expand the Property as provided in Section 1.4 of Lease; and

     NOW, THEREFORE, Landlord and Tenant desire and intend hereby to further amend the Lease as specifically hereinafter set forth and provided:

     1. Upon completion of the expanded Improvements, the Property shall be deemed to consist of the area crosshatched on Exhibit A hereto, together with the Improvements located thereon.

     2. The additional Improvements shall be constructed by Landlord in a good and workmanlike manner and in accordance with the plans and specifications for the same identified on Exhibit attached hereto.

     3. The Fixed Term of the Lease shall be extended and shall expire at midnight on the last day of the one hundred twentieth full calendar month following completion of the expanded Improvements.

     4. Upon completion of the expanded Improvements and issuance of a certificate of occupancy therefor, Basic Rent shall increase in accordance with Section 1.4 of the Lease. The "lease constant", as such term is used in Section 1.4 of the Lease, shall be 11.39%. Landlord's best estimate of the capital costs to expand the Improvements, as of the date of this Third Amendment, is attached hereto as Exhibit C. Costs of the type described in Exhibit C hereto, including development costs, interim interest and leasing fees, shall be included in the "capital cost of the expansion", as such term is used in Section 1.4 of the Lease.

     5. Section 2 of Exhibit C is hereby deleted in its entirety and replaced with the following: "FOR THE PERIOD FROM APRIL 1, 2002, THROUGH THE LAST DAY OF THE FIXED TERM, MONTHLY BASIC RENT SHALL BE EQUAL TO 115% OF THE MONTHLY BASIC RENT FOR THE MONTH OF MARCH, 2002".

     6. Tenant shall have no further option to expand the Property or the Improvements under this Lease.

     7. Section 2.3 of the Lease is deleted in its entirety and replaced with the following:

          "SECTION 2.3 TAX INCREMENT BENEFITS. The Brooklyn Park Economic Development Authority has issued to Landlord its Tax Increment Revenue
          Note in the amount of $499,825; and in connection with the expansion of the Improvements will issue to Landlord an additional Tax Increment Revenue Note in the amount of $209,537 (together, the "Notes"). Provided Tenant is not in default hereunder, Landlord will pay to Tenant all sums which are paid to Landlord pursuant to the Notes. Such payments will be made to Tenant within seven (7) business days after the payments pursuant to the Notes are received by Landlord. Tenant will furnish to Landlord the space utilization information and the payroll evidence and other information which the Landlord is required to provide to the Brooklyn Park Economic Development Authority pursuant to Section 3.6 and Section 4.4 of the Development Agreements pursuant to which the Notes are issued."

     8. The annual land option cost payable by Tenant pursuant to Section 1.3 of the Lease shall terminate upon substantial completion of the Improvements.

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     9.   Landlord will pay Tobin Real Estate Company a commission with respect to this Third Amendment in the amount of $73,384, 50% of which will be paid within 30 days after execution hereof and 50% of which shall be paid upon initial occupancy of the expansion space.

     EXCEPT as expressly amended or supplemented herein, the Lease shall remain and continue in full force and effect in all respects.

     THIS THIRD AMENDMENT is contingent upon its approval by the holder of the Mortgage on the Property, NationsBank, N.A., as Trustee ("Mortgagee"). It is understood and agreed that Mortgagee shall have no liability or obligation whatsoever with respect to the expansion of the Improvements as provided herein.

     IN WITNESS WHEREOF, this Third Amendment is hereby executed and delivered effective as of the date and year first above written.

LANDLORD:         RYAN RECOVERY, LLC

                  BY:   /s/ TIMOTHY P. MCSHANE
                      ------------------------------
                  Its:         V.P.

TENANT:           RECOVERY ENGINEERING, INC.

                  BY:  /s/ CHARLES F. KARPINSKE
                      ------------------------------
                  Its: VP/CFO

                              CONSENT BY MORTGAGEE

The undersigned, being the holder of the Mortgage covering the Property described in the foregoing Third Amendment to Lease, does hereby consent to the foregoing Third Amendment to Lease and to the construction of the expansion of the Improvements described therein.

Date: 1/5, 1998                ASB Capital Management, Inc. as successor Trustee
                               Security Trust Collective Investment Trust for
                               Employee Benefit Plans - The Real Estate Fund.

                               By:  /s/ MICHAEL DOPP
                                   ---------------------------------------------
                                   Its:  Managing Director

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                                    EXHIBIT B




                            OUTLINE SPECIFICATION FOR

                         THE DESIGN AND CONSTRUCTION OF

                           RECOVERY ENGINEERING, INC.

                                    PHASE II

                            BROOKLYN PARK, MINNESOTA




PREPARED BY:
RYAN COMPANIES US, INC.
NOVEMBER 11, 1997

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                                TABLE OF CONTENTS

01000 GENERAL CONDITIONS.......................................................1

02000 SITEWORK.................................................................3

03000 CONCRETE.................................................................4

04000 MASONRY..................................................................4

05000 METALS...................................................................4

06000 CARPENTRY AND MILLWORK...................................................5

07000 THERMAL AND MOISTURE PROTECTION..........................................5

08000 DOORS AND WINDOWS........................................................6

09000 FINISHES.................................................................6

10000 SPECIALTIES..............................................................7

11000 EQUIPMENT................................................................8

14000 CONVEYING SYSTEMS........................................................8

15000 MECHANICAL...............................................................8

16000 ELECTRICAL..............................................................10

QUALIFICATIONS................................................................19

LIST OF EXHIBITS..............................................................20

EXHIBIT #1           ROOM FINISH SCHEDULE.....................................21

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01000    GENERAL CONDITIONS

1. INTENT: This outline specification and the preliminary drawings outline the general scope of work for the design and construction of a 87,382 square foot gross area (approximate) addition to the manufacturing facility for Recovery Engineering, Inc. ("Tenant") in Brooklyn Park, Minnesota. Design/Builder shall provide all design, supervision, labor, materials, equipment, and general requirements necessary for the complete and timely construction of the project specified herein.

2.       DESIGN:

         A. Architecture & Engineering: Design/Builder shall prepare a complete set of working drawings and specifications in accordance with these outline documents, applicable building codes and zoning requirements, and the requirements of Tenant. Additions or deletions to the scope of work incorporated into the final drawings and specifications at the direction of Tenant will result in an appropriate adjustment to the contract price.

         B. Interior Design: As a part of this proposal, Design/Builder shall provide basic interior design services for this project. This service shall be limited to providing overall floor plans and selection of interior finish materials. Additional interior design services available from Design/Builder on a fee basis include:
                  1)    Space Planning of Moveable Office Work Stations
                  2)    Design of Custom Furniture, Millwork and Fixtures
                  3)    Selection of Furnishings, Artwork and Accessories
                  4)    Inventory Existing Furniture and Equipment

3.       SUPERVISION:

         A. PROJECT MANAGER: Design/Builder shall assign a Project Manager to this project who shall be responsible for the complete execution of all work. The Project Manager's responsibilities shall include interfacing the project as required with Tenant throughout the entire design and construction process, obtaining the required building permits, and managing the construction process through completion of the project.

         B. SUPERINTENDENT: Design/Builder shall assign a Superintendent to this project who shall be responsible for the supervision of all field construction in progress. The Superintendent's responsibilities shall include the scheduling and direct supervision of field construction forces, interfacing as required with Building Inspection officials, and ensuring compliance of work in place with drawings and specifications.

4. CONSTRUCTION SCHEDULE: Design/Builder shall prepare a progress schedule for the project. This schedule shall indicate the dates for starting and completion of the various stages of construction, and shall be updated on a regular basis to reflect the actual progress of the work.

         This proposal is based on a six (6) month construction schedule with building turnover scheduled for April 1998 and sitework to be completed by July 9, 1998, unless prohibited by weather related circumstances.

5. TEMPORARY CONSTRUCTION: Design/Builder shall provide all required temporary construction, temporary facilities and temporary utilities required to complete project construction including heated

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         weather-tight enclosures, temporary roadways and parking areas, erosion control structures, material storage areas, enclosures for tools and other equipment, a heated and air conditioned field office, temporary utility services for construction usage, and temporary toilet facilities as required.

6. CLEAN-UP: Design/Builder shall be responsible for construction trash removal services and shall at all times keep the building and site free from accumulation of debris. Upon completion, the building shall be turned over to Tenant in a "broom clean" condition.

7. WARRANTY: Design/Builder warrants that all materials and equipment shall be new unless otherwise specified, and shall be free from defects for a period of one year from the date of substantial completion of the work. Any extended warranties obtained from suppliers or subcontractors shall be passed on to the Tenant.

8. INSURANCE: Design/Builder shall maintain Workmen's Compensation Insurance, Comprehensive Public Liability Insurance, and Builder's Risk Insurance, "All Risk" form, for this project for the duration of the work. Deductible losses shall be the responsibility of the Design/Builder.

9. QUALITY ASSURANCE: Design/Builder shall prepare and implement a Quality Assurance program for this project. The Quality Assurance program shall include Independent Agency testing and observation of soils, bituminous paving, and cast in place concrete, as well as inspection of work in progress by project designers. The Tenant will have the right to perform inspections and independent tests at any time.

10. ITEMS FURNISHED BY THE DESIGN/BUILDER: The following items shall be furnished by Design/Builder.

         A. PROPERTY SURVEY: Design/Builder shall retain a registered land surveyor to prepare a survey for the proposed site. The survey shall include the property legal description, site boundaries, easements, existing utility locations and elevations, existing structures and trees, lines and grades of adjoining streets and alleys, horizontal control and elevation reference points, and site topography. The Design/Builder will provide title information to the surveyor with respect to any restrictions that may affect project design or construction.

         B. SOIL REPORT: Design/Builder shall retain an independent testing agency to perform subsurface exploration (soil borings) and prepare an engineered foundation report (Soil Report) for the proposed project. Building design and site preparation shall conform to the requirements of the Soil Report. Field conditions encountered that are substantially different form those described in the Soil Report will result in an equitable adjustment to the Contract Price.

         C. HAZARDOUS MATERIALS REPORTS: When there is reason to suspect the presence of hazardous materials on the site or within an existing structure, or when such materials are discovered during construction, the Design/Builder will retain an independent testing agency to perform investigation and testing and to prepare a Hazardous Materials Report.

11. PERMITS AND FEES: Design/Builder shall pay for all required building permits necessary for the construction of the project. S.A.C. and W.A.C. charges will be paid by the Design/Builder.

12.      BONDS:

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         A.       PERFORMANCE AND PAYMENT BOND:  Not required or included.

         B. SITE IMPROVEMENT AND LANDSCAPING BONDS: The Tenant will provide any site improvement or landscaping bonds required by the local governmental authority. Design/Builder shall assist the Tenant in preparing any required documentation for the bonds.

13. RECORD DOCUMENTS: Upon completion of the project, Design/Builder shall provide the Tenant with a complete set of record documents including record drawings, a list of Subcontractors used on the project, manufacturer's warranties, operation and maintenance manuals for major pieces of equipment, and instruction manuals when appropriate for building systems.

02000    SITEWORK

1. EARTHWORK: The Design/Builder shall provide all required site clearing, mass excavation and filling, structural excavation and backfill and fine grading as required for the proposed building structure, paved areas, and proper site drainage.

         Topsoil shall be stockpiled during construction from on-site materials and spread over disturbed areas to be landscaped with sod, seed or other plant materials. All excess soil materials shall remain on site.

2. UTILITIES: The Design/Builder shall provide on-site utility work required for connection to utility services, contingent upon adequate utility services located immediately adjacent to the site. Fees imposed by serving utility companies for the installation of on-site electrical or gas mains shall be paid by the Design/Builder.

         A. SANITARY SEWER: Sanitary sewer service shall be provided complete including connection to the sewer main in the street and an on-site sewer main to the building.

         B. WATER: Water service shall be provided to the new addition for domestic water and fire protection systems complete from the existing building service inside the building. Extension to the existing on-site water main with necessary fire hydrants is also included. In addition, water mains and fire hydrants shall be provided for fire service as required by the local Fire Marshall.

         C. STORM DRAINAGE: Provisions shall be made for the proper drainage of storm water from roof, parking, drive and landscaped areas. Surface drainage shall be utilized wherever possible.

         D. ELECTRICAL: A new 800 electrical service to the new addition shall be provided from the existing switch gear.

         E. GAS: Gas service to the new addition shall be by extending the existing service to the new addition.

         F. TELEPHONE: Telephone service to the building shall be provided by tenant from existing building.

3. LANDSCAPING: Site landscaping shall be designed and installed in accordance with the requirements of the City of Brooklyn Park and as approved by Tenant. All seeding, sodding, imported topsoil, trees, mulch, edging, shrubbery, retaining walls and any other landscaping or irrigation systems required by the final landscaping design is included.

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4.       BITUMINOUS AND CONCRETE PAVING: Bituminous and concrete paving shall be provided complete including curb cuts and driveways as indicated on the site plan.

         Paved areas will be designed to meet the Geotechnical Engineer's recommendations.

         Concrete dolly pads shall be provided as indicated on site plan and shall consist of 6" granular base and 8" of 4000 PSI air entrained concrete reinforced with welded wire mesh

         Cast in place concrete curb and gutter shall be provided at the perimeter of all paved parking and drive areas.

         Parking area striping and traffic markings shall be provided as indicated on the drawings.

03000    CONCRETE

1. CONCRETE FOUNDATIONS: Concrete foundations shall be spread footings consisting of strip footings, pads, piers, and cast in place walls constructed with concrete and reinforcing steel as required by the final structural design.

         A poured concrete foundation wall will be provided for current truck docks.

2. CONCRETE SLABS: Office area slab on grade shall consist of 4" thick 4,000 P.S.I. unreinforced concrete cast in place on a granular base.

         Warehouse area floors shall consist of 5" 4000 P.S.I. concrete reinforced with fiber mesh, cast in place on a granular base.

         Smooth dowel connections shall be provided at slab on grade construction joints. Sawcut control joints shall be provided for the control of shrinkage cracking. Warehouse and manufacturing area aisle floor control joints shall be filled with semirigid joint filler.

         Concrete slabs shall be treated with liquid applied curing compound.

3. PRECAST CONCRETE: Exterior warehouse area walls shall be 12" thick, insulated, precast concrete panels with a raked exterior finish to match existing.

4. SIDEWALKS: Sidewalks shall be constructed with 4000 P.S.I., air entrained, unreinforced concrete. Sidewalks shall be broom finished unless indicated otherwise on the drawings.

04000    MASONRY

1.       CONCRETE BLOCK: 8" CMU will be used at stoop foundations.

05000    METALS

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1.       STRUCTURAL STEEL: The structural framing system for the building shall consist of steel columns, beams or truss girders, bar joists, and metal roof deck, with column locations as indicated on the drawings.

         A minimum clear height of 24' feet shall be provided under the steel structure in warehouse areas. Bay spacing will be 40' x 40'. The building structural system shall be designed to accommodate a future building expansion, as indicated on the drawings. No draft curtains are included.

         Metal deck and structural steel will be factory primed gray.

2. MISCELLANEOUS METALS: Steel tread dock stairs, overhead door plates and concrete filled pipe bollards shall be provided as indicated on the drawings.

06000    CARPENTRY AND MILLWORK

1. MILLWORK: Bathroom vanities, window sills, base cabinets, wall cabinets and counters as shown on drawings at vending area and one conference room.

2. MISCELLANEOUS CARPENTRY: Roof cants, curbs, and other miscellaneous blocking shall be provided for items indicated on the drawings.

07000    THERMAL AND MOISTURE PROTECTION

1. BUILDING INSULATION: The overall building thermal envelope shall conform to the requirements of the Minnesota Energy Code.

         A. EXTERIOR PRECAST WALLS: Exterior Precast wall panels shall include 2-1/2" of expanded polystyrene insulation to provide an approximate overall R value of 12.

         B. PERIMETER SUBGRADE WALLS: Perimeter masonry or concrete subgrade foundation walls shall be insulated from top of footing (or frost line) to bottom of slab with 2" of extruded polystyrene insulation applied to the inside face of the wall.

         C. ROOF INSULATION: Roof areas shall be insulated with rigid insulation installed over metal deck to provide an approximate overall R value of 22.

 2. ROOFING SYSTEM: The roofing system shall consist of a single-ply, 45 mil, ballasted EPDM membrane over rigid insulation. Roof edge fascia and other visible flashings shall be prefinished metal. Roof areas shall drain to exterior downspouts and interior roof drains. Roof slope will be designed to accommodate future expansion. Roof water will not drain onto truck dock area. The roofing system shall be guaranteed free from defects for a period of 10 years by the roofing system manufacturer. Roof slope shall be designed to accommodate future expansion.

         Roof access is provided from existing building.

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08000    DOORS AND WINDOWS

1. PEDESTRIAN DOORS: Office area doors shall consist of wood doors set in hollow metal frames. Warehouse area doors shall be flush hollow metal doors set in hollow metal frames.

         A. WOOD DOORS: Wood doors shall be 7'-0, solid core wood, with stained and sealed, premium grade, plain sliced oak veneer.

         B. BIFOLD DOOR: Bifold doors shall be solid core wood, with stained and sealed, premium grade, plain sliced oak veneer, mounted on overhead track.

         C. HOLLOW METAL DOORS: Hollow metal doors shall be 3'-0" x 7'-0", flush face panel design. Exterior hollow metal doors shall be insulated and weatherstripped. Hollow metal doors shall be painted.

         D. HOLLOW METAL FRAMES: Wood doors, hollow metal doors, and interior glazing shall be set in 2" painted hollow metal frames.

         E. FINISH HARDWARE: Door hardware shall be manufactured by Schlage, Yale, Corbin or equal commercial grade, US10 finish, with its function appropriate for its intended usage. The keying system shall allow doors to be keyed alike within a given area and tied into a building master.

2. OVERHEAD DOORS: Overhead doors shall be insulated steel sectional doors with high lift track and, weatherstripping. 14' x 16' overhead door shall have motor operation. 8' x 9' overhead door shall be manually operated.

3. WINDOW SYSTEM: Windows shall be 1" thick, blue tinted thermal panes set in anodized aluminum frames with a thermal-break design. Areas behind glass spandrel sections shall be insulated.

         Entrance door frame finish shall match window framing system. Aluminum thresholds shall be provided for exterior doors. Panic devices shall be provided at entrance doors where required by code.

         Interior glazed openings shall be 1/4" clear glass set in hollow metal frames. Framed mirrors shall be provided above toilet room vanities.

09000    FINISHES

1. BUILDING FINISHES: Building interior finishes shall be provided as indicated in the Room Finish Schedule at the end of this Outline Specification.

         Production Area walls shall not be painted.

         Building exterior finishes shall consist of painted raked precast concrete with aluminum window applications as indicated on the elevation drawings and prefinished sheet metal flashings.

2. OFFICE AREA PARTITIONS: Office area partitions shall be constructed with steel studs 24" on center and 5/8" gypsum wallboard. All conference rooms, Training Room, restrooms, lunch room and all walls separating office function from manufacturing production areas will receive acoustical insulation.

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3.       ACOUSTICAL CEILINGS: Ceilings shall be exposed 1" grid system with lay in ceiling board units. Units shall be 24" x 48", standard ceiling tile.

4. CARPETING: Carpet shall be installed by the direct glue method with an allowance of $15.00 per square yard of floor area, total installed cost.

5. FLOOR TILE AND BASE: Vinyl composition floor tile shall be 12" x 12" x 1/8" tiles adhesive applied to concrete floors. Base shall be 4" high, vinyl base adhesive applied to walls with coved profile at hard surface floors and straight profile at carpet.

6. CERAMIC AND QUARRY TILE: Ceramic and quarry tile shall be set by the thin-set method. Ceramic wall tile shall be 4" x 4" x 1/4", and ceramic floor tile shall be 2" x 2" x 1/4". Coved base shall be provided at the perimeter of ceramic tile floors. Quarry tile shall be 6" x 6" x 1/2" with bullnose edges and coved base. Sizes indicated are nominal.

7. PAINTING AND WALLCOVERING: Wood doors and other finished hardwood materials shall be stained, sealed and varnished. Door frames, metal doors, and miscellaneous metals shall be painted unless provided with factory finish.

         All interior walls shall be painted as indicated on Room Finish
         Schedule.

         Exposed exterior wood, ferrous metals and equipment shall be painted, unless provided with a factory applied finish. Paint materials and coverage shall be acceptable for each application and exposure.

10000    SPECIALTIES

1. TOILET PARTITIONS AND ACCESSORIES: Toilet partitions shall be floor mounted metal partitions with baked enamel finish complete with door, latch, rubber stop and coat hook at each stall. Matching screens shall be provided between urinals. The following accessories shall be provided:

         A.       Toilet Tissue Dispenser: One at each toilet stall.
         B. Paper Towel Dispenser: One per lavatory, maximum of two per toilet room.
         C.       Soap Dispenser: One at each lavatory.
         D.       Grab Bars: As required by handicapped code.
         E.       Feminine Napkin Receptacles: One at each women's toilet stall.
         F.       Feminine Napkin Dispensers: One at each women's toilet room.

2. FIRE EXTINGUISHERS: Fire extinguishers shall be provided as required by local fire codes. Fire extinguishers shall be housed in painted metal cabinets in finished areas, and surface mounted in unfinished areas.

3. SIGNS: Code required building and site signs shall be provided including toilet room signs, handicapped parking signs and traffic control signs.

4.       LOCKERS:  Are not included.

5.       ENTRANCE MAT: Recessed mat by 3M Products included.

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6.       BLINDS:  Are not included.

11000    EQUIPMENT

1. DOCK LEVELERS: Dock levelers shall be manual 6'-6" x 8'-0", Capacity C, 12,000 lb. gross loads with Safe-T-Lip to match existing. Also included are bumpers, 8' x 9' dock pads with wear pleats and "C" style head curtains and dock lights.

14000    CONVEYING SYSTEMS
not used

15000    MECHANICAL

1. PLUMBING: A complete plumbing system shall be provided, consisting of sanitary waste and vent piping, hot and cold water piping and commercial quality fixtures. Water closets shall be wall hung, flush valve type. Urinals shall be wall hung, flush valve type. Lavatories shall be countertop self rimming type. Half Bradley shall be floor set. Electric water coolers and janitor receptors shall be provided as required.

         The roof area will receive a piped, interior roof drainage system that ties directly into the storm drainage system. Above grade, horizontal portions of the drain pipes shall be insulated. Provisions shall be made for emergency overflow drainage of ponded roof water, in accordance with building code requirements via roof scuppers.

         Electric water heater shall supply hot water at 105 degrees. Hot water piping shall be insulated. Stop valves shall be provided at each fixture, and isolating valves shall be provided as required for an easily serviceable system.

         Roof Drainage
                  (6) 8" Roof drains.

         Pack to Ship
                  (10) Soft Air Drops

         Shipping
                  (10) Soft Air Drops

         Office
                  (10) Water closets
                  (10) Lavatories
                  (4) Urinals
                  (5) Floor drains
                  (1) Half Bradley
                  (3) Two compartment stainless steel sinks
                  (2) Vending water stubs
                  (1) Dishwasher connection
                  (4) Air outlets at Training ceiling
                  (3) Electric water heaters
                  (1) Coffee water supply

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         Miscellaneous

                  Domestic water supply tied in at existing water meter.
                  Waste and vent piping schedule 40 PVC where allowed by code. Water piping Type L copper.
                  Roof drainage piping No Hub schedule 40 PVC
                  Air piping Press Fit.
                  Compressed air tied to existing system.
                  (2) Outside frost proof hose bibs.
                  New water softener serving Addition.

2. HEATING, VENTILATION, AND AIR CONDITIONING: A complete mechanical system shall be provided throughout the facility to accomplish heating, ventilation, and air conditioning in the office, manufacturing and warehouse areas.

         Office areas shall be heated, cooled and ventilated to normal office conditions in accordance with ASHRAE design standards by means of roof mounted packaged mechanical units. Temperature control shall be by means of wall mounted thermostats.

         Supply air shall be distributed by means of overhead ductwork and ceiling diffusers. Slot diffusers are included at perimeter of open area. Return air shall be accomplished by means of free air movement through the ceiling plenum. Separate zones of control shall be provided where required by variances in occupancies and exposures. A wall mounted electric cabinet unit heater shall provide supplementary heat at the entrance vestibule.

         Open Office Area, Conference Rooms, Office Rooms
                  (3) Heating/cooling roof tops totaling 20 tons
                  Perimeterzones with linear slot diffusers, interior zones
                           with lay-ins (plenum ceilings through out)
                  (2) Toilet exhausts as required per code
                  (2) Thermo diffusers and exhaust fans at conference rooms

         Lunch Room
                  (1) 10 Ton heating/cooling roof top plenum return
                  (1) 5 Ton heating/cooling roof top plenum return
                  (1) P.R.V. For Ventilation

         Entrance Vestibule
                  (1) 4 kw electric wall heater

         Training Room
                  (1) 10 Ton heating/cooling roof top with plenum return.

         Focus Factory
                  (2) Wall air conditioners with fan

         Main Manufacturing/Warehouse Area (Sized for Additional 100 People)
           (173)
                  (6) 12 1/2 Ton heating/cooling roof tops with concentric drops
                    (75 Tons).
                  (12) De-stratification fans by Electrician.
                  (3) Smoke evacuation fans.  30,000 CFM each.

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                  (5) 54" x 84" louvers/dampers
                  (1) Relocated louver

         Docks Shipping Area
                  (3) Gas Fired Unit Heaters

         Energy Management System
                  (1) Direct digital control unit connected to 13 RTU's with expansion space for existing building systems. Hookup to existing building equipment not included.

         General Inclusions
                  All roof tops to be furnished with economizer.
                  Thermostat with auto change over subbases

3. FIRE PROTECTION SPRINKLER SYSTEM: A complete wet automatic fire protection system shall be provided for the facility in accordance with the requirements of applicable codes, NFPA standards, and the local Fire Marshall. This system is based on connection to existing fire pump and water supply.

         An ESFR Fire Protection System will be designed for Class IV commodities per NFPA 231C at warehouse manufacturing areas. The balance of the building will receive a light hazard system. In-rack sprinkler systems are not included.

         Conventional chrome plated semirecessed sprinkler heads shall be provided for the office areas and other finished spaces, and upright brass sprinkler heads shall be furnished in areas without a suspended acoustical ceiling.

         Per local Fire Marshall, fire protection at telephone and computer rooms are not required. Therefore, no fire protection is included in these areas.

16000    ELECTRICAL

Basic Materials and Methods

1.       CONDUIT INSTALLATION

         A. All building wiring shall be installed in rigid steel conduit, IMC, EMT, flexible metallic conduit (greenfield) or PVC, as allowed by NEC. Routing of conduits shall be as required by job conditions.

         B. Steel conduit, tubing and fittings shall be galvanized or sheradized. Connectors and couplings shall be galvanized steel or compression type; indented type fittings will NOT be acceptable. Couplings used in connections to equipment of rigid conduit shall be with a locknut and bushing or threaded hubs.

         C. The installations of conduits or pullboxes for electrical feeders shall be adjusted before installation to avoid conflicts between the locations of conduit runs, piping and ductwork. In general, large pipe mains and air duct shall be given priority in available space. Conduit runs shall be installed so as to maintain, wherever practical, a minimum separation of three inches (3") from water and waste piping.

         D. Pull boxes sized in compliance with code requirements shall be provided where necessary for pulling wires.

         E. Where conduit runs terminate at a motor, transformer, control device or other rotating or vibrating equipment, furnish and install a short piece of flexible sealtite between the motor and the conduit or outlet box.

         F.       Installation Requirements:

                  1. Conduits shall not be installed in steel reinforced concrete joists, beams or columns without the approval of the Structural Engineer, except that 1/2" and 3/4" conduits in columns for switches and receptacles may be installed where shown on the drawings.

                  2. All conduits shall be concealed in the building construction wherever possible. Exposed conduits shall be installed in a workmanlike manner parallel with or at right angles to walls, ceilings or structural members. Where required by the building construction, furnish and install conduit with expansion fittings.

                  3. All conduits installed in outside walls, concrete slabs on grade, or below slabs shall be rigid PVC type.

                  4. Provide an appropriately sized conduit seal for all conduits passing through exterior walls below grade.

2.       WIRES AND CABLES

         A. All wire and cable furnished and installed under this contract shall be new and of the best quality and of size, type and numbers shown on the plans or required. Conductors shall be soft annealed copper conforming to conductivity and in all other respects, to the requirements of the ASTM. Unless otherwise stated, wire shall be rated at 600 volts. Wire sizes indicated are for copper conductors. Feeder wire shall be aluminum.

         B. All feeders and motor wiring should be type THW, THHN or THWN. Branch circuit wiring shall be type TW, THW or THHN. No wire smaller than #14 shall be used, unless otherwise noted, and all #8 and larger shall be stranded.

         C. No wires shall be drawn into conduit until all work of a nature which may cause injury is completed. Mechanical wire pulling apparatus may be used only on conductors larger than #4 AWG, provided sufficient lubricating compound is used and conduit is so arranged as to hold possibility or injuring insulation to an absolute minimum. No grease, oil or lubricants other than approved wire pulling compounds shall be used to facilitate the pulling in of wires. Feeders shall be run their entire length in continuos pieces, without joints or splices, in so far as practical.

         D.       Wire shall meet or exceed IPECA-NEMA applicable requirements.

         E. For conductors #8 AWG and larger, cable connector shall be of "color keyed compression type". Smaller conductors shall use "Scotchlock" brand by Minnesota Mining & Manufacturing Company
                  (3M), Ideal Industries, Inc., or equivalent.

         F.       Color Coding:

                  All service, feeder and branch circuit conductors throughout the project shall be color coded. The following is the suggested color code:

                  208/120 Volts          Phase                  277/480 Volts
                  -----------------------------------------------------------
                  Black                  A                      Brown
                  Red                    B                      Orange
                  Blue                   C                      Yellow
                  White                  Neutral                Gray
                  Green                  Ground                 Green

         G.       Aluminum Conductors:

                  Feeder wire shall be aluminum.

         H. Armored cable (MC/BX) may be used for branch circuit wiring where allowed by Code.

3.       WIRING DEVICES AND COVERING PLATES

         A. Switches for all incandescent and fluorescent lamp loads shall be rated for 15 amperes, 120/277 volt, AC, Underwriters' approved specification grade.

         B. Receptacles for general uses shall be duplex, grounding type, rated 15 or 20 amperes, 120/277 volts, specification grade.

         C.       Coverplates shall be smooth plastic.

         D. Provide GFI duplex receptacle in each toilet and on each mechanical rooftop unit.

         E.       Office Areas:

                  1. Duplex convenience outlets shall be provided at walls within the office area.

                  2. Provide dedicated feeder to serve tenant's computer equipment.

                  3. Provide wiring devices as indicated in building area requirement worksheets.

         F.       Warehouse and Production Shop Areas:

                  1. Provide a duplex outlet at the interior face of exterior walls adjacent to each truck dock door for dock lights.

4.       ELECTRIC SERVICE TO THE BUILDING

         A. The electrical service shall consist of a 800 Amp, 277/480 Volt, 3-phase, 4-wire service, extended from existing switch gear in existing building.

         B. This Contractor is responsible for all notifications to and coordination with the electrical utility company and shall provide all labor and material not furnished by the utility company. General Contractor to pay all utility charges.

5.       ELECTRICAL DISTRIBUTION

         A. The electrical distribution in the building shall be as required to provide power for the mechanical systems and other various systems.

         B. Bussing shall be of copper or electrical grade aluminum and shall be formed and braced to withstand the effect of the available fault current. Copper bussing shall be silver plated at joints, and be properly connected with bolts and lock washers. Aluminum bussing shall be tin plated, full length and shall have all joints made by welding or use of bolts and double Belleville washers properly tightened.

         C. A continuous ground bus shall be provided to all sections of the switchboard and all non-current carrying parts of the switchboard shall be solidly connected to this ground bus.

         D. All lugs for cable or bus connections shall be positive pressure bolted clamp type for copper or shall be Burndy "Hy-Press" type and Belleville washer for aluminum cable terminal lugs.

         E. Switchboards shall be constructed to meet all requirements for indoor NEMA classified equipment.

         F. The General Contractor shall furnish and install a concrete housekeeping pad for all floor mounted equipment. The pad shall be 4" high and sized to extend 4" beyond the equipment.

6.       CIRCUIT BREAKER LIGHTING AND MISCELLANEOUS POWER PANELBOARDS AND
         CABINETS

         A. Cabinets shall be constructed by Code gauge steel. They shall be equipped with steel trim with hinged doors, and latches.

         B. Panelboards mounting, flush or surface, shall be as required. Surface mounted cabinets shall be finished in light gray enamel. Fronts of flush cabinets shall be provided with a finish of light gray enamel.

         C. Main capacity shall be not less than the rating of the over-current protective device for the feeder. All bus shall be plated.

         D. Each cabinet shall be with a clear plastic covered type-written directory of circuits. The directory shall be mounted in a card holder attached to the inside of the door.

         E.       Provide branch circuit breakers as required.

         F. Panelboard shall be dead-front, safety type, equipped with circuit breakers as herein specified.

         G.       All panels shall be by the same manufacturer.

         H. Circuit breaker panelboards for 120/208 volt services shall be listed by Underwriter's Laboratories and bear the UL Label.

7.       GROUNDING

         A. Safety switches shall be rated for system voltage, and where required, shall be equipped with cartridge fuses.

         B.       Safety switches shall be NEMA general.

8.       FUSES

         A. Provide all fuses as required. Fuses shall be rated for voltage applied, non- renewable, dual elements, cartridge type, unless otherwise noted.

9.       DRY TYPE TRANSFORMERS

         A. Furnish and install dry type transformers to provide 120/208 volt, 3-phase, 4-wire power as required.

         B. Transformers shall utilize a Class H insulation and shall comply and must be tested in accordance with the requirements of NEMA, ASA and AIEE standards. Transformers shall have ventilated enclosures for natural draft cooling and designed for indoor installation.

         C. Transformers shall have universal voltage taps; (4) 2-1/2% below normal and (2) 2% above normal.

10.      EMERGENCY LIGHTING

         A. Provide exit lights and emergency egress lights to meet Life Safety Codes.

11.      EXTERIOR LIGHTING

         A. Provide metal halide wall-pack light fixtures on building perimeter for car and truck parking.

         B.       Provide metal halide downlights at main entrance exterior.

         C.       Provide metal halide wall pack light fixtures at exit doors.

12.      INTERIOR LIGHTING

         1.       Provide lighting as specified.

         2. 2x4 fluorescent troffers with 18-cell parabolic louvers shall be used in office.

         3. All fluorescent lights will have electronic ballasts and octron lamps.

         4. Provide lighting controls as indicated in building area requirement worksheets.

         5.       Provide metal halide lights at warehouse and manufacturing

13.      FIRE ALARM SYSTEM

         A. Provide a fire alarm connections to tamper and flow switches, plus the exterior fire bell.

14.      MOTORS AND EQUIPMENT

         A.       Provide connection to all mechanical.

         B.       Provide disconnect switches for all equipment as required.

         C. Install all electric heating equipment provided by mechanical contractor and make final equipment connections.

         D. All interlock and temperature control wiring by mechanical contractor.

15.      ELECTRICAL ITEMS INCLUDED:

         A.       POWER DISTRIBUTION

                  SERVICE

                  800 amp 277/480 volt 3 phase 4 wire electrical service extended from existing switchgear in existing electrical room.

                  OFFICE

                  (1) 225 amp 277/480 volt 3 phase 4 wire lighting panelboard
                  (2) 200 amp 120/208 volt 3 phase 4 wire power panelboards
                  (1) 75 KVA transformer

                  PRODUCTION

                  (1) 600 amp 120/208 3 phase 4 wire disturibution panelboard
                  (1) 200 amp 120/208 volt 3 phase 4 wire general power panelboard
                  (1) 200 amp 120/208 volt 3 phase 4 wire pack to ship panelboard
                  (1) 200 amp 120/208 volt 3 phase 4 wire battery charger panelboard
                  (1) 225 KVA transformer

                  MECHANICAL

                  (1) 400 amp 277/480 volt 3 phase 4 wire panelboard

         B.       LIGHTING

                  OFFICE

                  (137) 2x4 parabolics
                  (40) 2x4 acrylic troffers
                  (6) 3' recessed fluorescent fixtures
                  (16) 4' recessed fluorescent fixtures
                  (6) 4' fluorescent strips
                  (8) battery back-up exit lights
                  (12) twin head emergency battery packs
                  (24) single pole switches
                  (12) three way switches

                  PRODUCTION

                  (136) 400 watt metal halide high bays
                  (2) 4' fluorescent strips

                  (9) battery back-up exit lights
                  (22) twin head emergency battery packs
                  (40) 4' fluorescent strip task lights
                  (5) single pole switches
                  High bays in production to be panel switched

                  EXTERIOR

                  (15) 150 watt metal halide wall packs
                  Automatic lighting control

         C.       GENERAL POWER

                  OFFICE

                  (54) duplex receptacles
                  (26) dedicated duplex receptacles
                  (6) GFI duplex receptacles
                  (9) furniture base feed connections
                  (1) dishwasher connection

                  PRODUCTION

                  (53) duplex receptacles
                  (2) 20 amp 208 volt hand lift charger receptacles
                  (4) 50 amp 208 volt fork lift charger receptacles
                  (19) 120 volt cord drops
                  (2) dedicated 20 amp 120 volt cord drops
                  (3) 20 amp 208 volt 3 phase cord drops
                  (2) 3 amp 208 volt 1 phase cord drops
                  (2) porta king connections
                  (1) overhead door operator

         D.       MECHANICAL EQUIPMENT

                  OFFICE

                  (2) 5 ton RTU's
                  (3) 7 1/2 ton RTU's
                  (1) 10 ton RTU
                  (1) 4 KW electric entry heater FBO
                  (4) fractional HP exhaust fans
                  (3) water heaters
                  (6) RTU GFI receptacles
                  (6) thermostats FBO
                  (12) duct smoke detectors FBO
                  (6) duct smoke detector remote indicating lights

                  PRODUCTION

                  (6) 12 1/2 ton RTU's
                  (3) unit heaters
                  (3) 5 HP smoke evac fans
                  (5) motorized wall louvers
                  (12) paddle fans

                  (1) 1/2 HP battery charger exhaust fan
                  (1) 1 KW electric heater FBO
                  (1) water heater
                  (1) water softener
                  (8) thermostats
                  (12) duct smoke detectors FBO
                  (6) RTU GFI receptacles

         E.       COMMUNICATIONS

                  OFFICE

                  (45) voice/data openings

         F.       SYSTEMS

                  (2) tamper and flow switch connections

         G.       MISCELLANEOUS

                  Temporary power for lighting, hand held tools, gas heaters Engineered working drawings
                  Permits, fees, taxes

Specifically excluded are the following items:

Utility charges of any type
Mechanical motor starters
Communications wiring

                                   ALLOWANCES

The following allowances shall be included for the total installed cost (labor, material, freight, and taxes) of each item indicated unless specified otherwise:

1. Front Canopy: Allowance of $10,000 for footings, steel, roofing and finishes.

2. Carpet: Allowance of $15.00 per square yard of carpeted floor area. Allowance covers the total installed cost (carpet, pad, labor, adhesives, etc.).

                                 QUALIFICATIONS

The following items are not included in the scope of work proposed herein:

1. Kitchen equipment (refrigerator, microwave, vending equipment, dishwasher, etc.).

2.   Furniture design and selection.

3.   Demountable partitions or open office landscape partitions.

4.   On-site water storage facilities.

5.   Telephone equipment, telephones or communication wiring.

6.   Security systems.

7.   In-rack fire protection system.

8.   Computer system network wiring.

9.   Paging system.

10.  Racking.

11.  Non-water fire protection.

                                LIST OF EXHIBITS

The following exhibits, together with this outline specification, form the basis for this proposal:

1. Geotechnical Exploration, Recovery Engineering Development, 75th Avenue North, Brooklyn Park, Minnesota, GME Project No. 6299, as performed by GME Consultants, Inc. and dated July 31, 1996.

2.       Project Drawings as follows:

                          ARCHITECTURAL

           A0.1           Title Sheet                            10/29/97
           A2.1           Floor Plan                             10/29/97
           A6.1           Door Schedule                          10/29/97
           A6.2           Window Types, Door and Frame Types     10/29/97
           A8.1           Exterior Elevations                    10/29/97
           A9.1           Wall Sections                          10/29/97
           A10.1          Roof Plan                              10/29/97
           A10.2          Roof Details                           10/29/97

                          STRUCTURAL

           S1             Foundation Plan                        10/28/97
           S2             Roof Framing Plan                      10/28/97
           S3             Sections and Details                   10/28/97
           S4             Sections and Details                   10/28/97

                          CIVIL

           Sheet 1        Cover Sheet                            10/29/97
           Sheet 2        Site Plan                              10/29/97
           Sheet 3        Grading, Drainage and Erosion          10/29/97
                          Control Plan
           Sheet 4        Utility Plan                           10/29/97
           Sheet 5        Landscape Plan                         10/29/97
           Sheet 6        Landscape Details                      10/29/97
           Sheet 7        General Details                        10/29/97

EXHIBIT #1                           ROOM FINISH SCHEDULE
Date:  November 11, 1997       RECOVERY ENGINEERING, INC - PHASE II


===============================================================================================================================
    ROOM DESCRIPTION         CEILING MATL/            WALL MATL/    WALL FINISH          FLOOR MATL/           NOTES
                                CEILING HEIGHT       WALL HEIGHT                            BASE
===============================================================================================================================
                             10'-0" H; acoustical   gypsum board      paint             floor - carpet;
Open Office Areas                ceiling tile                                             base - vinyl
-------------------------------------------------------------------------------------------------------------------------------
Office (Vice Presidents,     10'-0" H; acoustical   gypsum board      paint             floor - carpet;      borrowed lights
 Managers and Directors)         ceiling tile                                             base - vinyl
-------------------------------------------------------------------------------------------------------------------------------
Conference Rooms             10'-0" H; acoustical   gypsum board      paint             floor - carpet;      walls and ceilings
                                 ceiling tile                                             base - vinyl         insulated
-------------------------------------------------------------------------------------------------------------------------------
Toilet - Office               8'-0" H; acoustical   glazed ceramic    glazed ceramic    ceramic mosaic tile    4-8" wainscot
                                 ceiling tile           tile          tile and paint    floor; glazed ceramic
                                                                                         tile base
-------------------------------------------------------------------------------------------------------------------------------
Corridor                     10'-0" H; acoustical   gypsum board      paint            floor - vinyl tile
                                 ceiling tile                                            base - vinyl
-------------------------------------------------------------------------------------------------------------------------------
Literature Room              10'-0" H; acoustical   gypsum board      paint            floor - vinyl tile
                                 ceiling tile                                             base - vinyl
-------------------------------------------------------------------------------------------------------------------------------
Lunch Room                   10'-0" H; acoustical   gypsum board      paint            floor - vinyl tile
                                 ceiling tile                                             base - vinyl
-------------------------------------------------------------------------------------------------------------------------------
Training Room                10'-0" H; acoustical   gypsum board      paint            floor - vinyl tile
                                 ceiling tile                                             base - vinyl
-------------------------------------------------------------------------------------------------------------------------------
UTility Rooms (Janitor,             Exposed         gypsum board      paint              floor - sealed
 Mechanical, Electrical)                                                                    concrete
                                                                                          base - vinyl
-------------------------------------------------------------------------------------------------------------------------------
Manufacturing/Warehouse         Exposed factory     gypsum            paint at gypsum      fl.- sealed concrete
 Area                          primed structural    board/precast     board; exposed           with J-17
                                     steel                            precast                base - vinyl
-------------------------------------------------------------------------------------------------------------------------------
Toilet - Manufacturing        8'-0" H; acoustical   gypsum board       FRP            ceramic mosaic tile
                                 ceiling tile                                         floor; ceramic base
-------------------------------------------------------------------------------------------------------------------------------

                        EXHIBIT C
                                    SUMMARY

----------------------------------------                    ----------------
RECOVERY EXPANSION                                             12/19/1997
----------------------------------------                    ----------------

SPACE TYPE         SF       COST PSF     CONST. COST
------------------------------------
OFFICE/WHS     87,362         $43.64      3,812,478
OTHER               0          $0.00              0
OTHER               0          $0.00              0
OTHER               0          $0.00              0
OTHER               0          $0.00              0
OTHER               0          $0.00              0
OTHER               0          $0.00              0
OTHER               0          $0.00              0
------------------------------------
TOTAL          87,362              6 MONTH CONSTRUCTION PERIOD

CONSTRUCTION COST
  SHELL @ SQ FT COST OF            43.64     3,812,478
  SITE WORK                        ------
  DESIGN & PERMITS                  0.00             0
-----------------------             0.00             0
OWNER ALLOW.                        0.00             0
ELEV. CHANGE                        0.00             0
FEE                                 0.00             0
INTEREST CREDIT                     0.00       (11,333)
-----------------------
TOTAL CONSTRUCTION COSTS                                    3,801,145

          ---------------                   ----------
LAND                 5.84 ACRES        PSF @      1.98        503,693
          ---------------                   ----------

DEVELOPMENT COSTS
  LEGAL                                         45,000
  TITLE                                         34,836
  FINANCING FEES                                82,006
  MISCELLANEOUS                                 30,000
TOTAL DEVELOPMENT COSTS                                       191,842

INTERIM INTEREST                                              115,996

CARRY                                                               0

MARKETING                                                           0

                                                            ---------
DEVELOPER OH                                                        0
                                                            ---------

                                                            ---------
DEVELOPMENT FEE                                                     0
                                                            ---------

TOTAL BASE BUILDING                                                    4,612,675

LEASING FEES   MONTH LEASE    SQ FT   ALLOW PER
                    STARTS                   SF
-----------------------------------------------
TENANT 1                1    87,362        0.84  73,384
TENANT 2                1         0        0.00       0
TENANT 3                1         0        0.00       0
TENANT 4                1         0        0.00       0
TENANT 5                1         0        0.00       0
TENANT 6                3         0        0.00       0
TENANT 7                5         0        0.00       0
TENANT 8               10         0        0.00       0
----------------------------------------------
TOTAL LEASING COSTS                                            73,384


TENANT IMPROVEMENTS           SQ FT  ALLOW PER SF
-------------------------------------------------
TENANT 1                     87,362        0.00       0
TENANT 2                          0        3.00       0
TENANT 3                          0        0.00       0
TENANT 4                          0        0.00       0
TENANT 5                          0        0.00       0
TENANT 6                          0        0.00       0
TENANT 7                          0        0.00       0
TENANT 8                          0        0.00       0
TOTAL TENANT IMPROVEMENTS                                           0

TOTAL TENANT COSTS                                                        73,384

TOTAL PROJECT COSTS                              53.64/SQ FT           4,686,060
                                                                      ==========